Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Six Months Ended
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Condensed Income Statement
Interest income	$16,328	16,113	15,844	15,070	12,538	32,441	23,680
Interest expense	2,738	2,722	2,334	1,967	1,170	5,460	2,124
Net interest income	13,590	13,391	13,510	13,103	11,368	26,981	21,556
Provision (credit) for loan losses	54	(105)	(39)	659	224	(51)	303
Net interest income after provision	13,536	13,496	13,549	12,444	11,144	27,032	21,253
Non-interest income	2,998	2,772	2,702	2,921	2,791	5,770	5,427
Non-interest expense	10,833	10,700	9,925	10,317	10,711	21,533	20,260
Income before income taxes	5,701	5,568	6,326	5,048	3,224	11,269	6,420
Provision for income taxes	973	941	1,133	847	486	1,914	969
Net income	$4,728	4,627	5,193	4,201	2,738	9,355	5,451
Amort/Accret income on acquired loans	$355	224	229	198	44	579	140
Amort/Accret expenses on acquired interest-bearing liabilities	$142	144	149	214	—	286	—
Tax-equivalent net interest income	$13,700	13,536	13,680	13,279	11,549	27,236	21,924

Per Share Data
Dividends per share	$0.17	0.17	0.17	0.16	0.16	0.34	0.32
Basic earnings per common share	$0.36	0.35	0.40	0.32	0.25	0.71	0.52
Diluted earnings per common share	$0.36	0.35	0.40	0.32	0.25	0.71	0.52
Book value per share	$17.18	16.83	16.47	16.05	15.97	17.18	15.97
Tangible book value per share	$12.31	12.05	11.67	11.23	11.14	12.31	11.14
Weighted average common shares outstanding:
Basic	13,192,691	13,283,634	13,285,386	13,285,203	11,099,485	13,237,909	10,563,030
Diluted	13,196,665	13,287,338	13,290,499	13,290,665	11,105,014	13,241,752	10,568,792
Shares outstanding at period end	12,978,554	13,314,148	13,295,276	13,304,976	13,299,235	12,978,554	13,299,235

Selected Financial Ratios
Return on average assets	1.16%	1.15%	1.27%	1.03%	0.78%	1.15%	0.81%
Return on average equity	8.46%	8.47%	9.55%	7.76%	6.46%	8.47%	6.87%
Dividend payout ratio	47.22%	48.57%	42.50%	50.00%	64.00%	47.89%	61.54%
Net interest margin (tax equivalent)	3.72%	3.71%	3.69%	3.59%	3.63%	3.71%	3.61%
Efficiency ratio (tax equivalent)	64.87%	65.61%	60.58%	63.69%	74.69%	65.24%	74.07%

Selected Balance Sheet Items
Cash and cash equivalents	$23,185	19,527	20,040	19,812	24,901
Debt and equity securities	246,701	264,559	282,813	299,786	311,047

Loans:
Commercial and industrial	$79,513	79,725	77,740	78,002	81,778
Commercial, secured by real estate	793,863	764,424	740,647	704,987	705,978
Residential real estate	326,029	334,227	349,127	347,920	339,435
Consumer	19,649	17,409	17,283	17,505	17,705
Agricultural	10,843	10,900	13,297	13,280	13,390
Other, including deposit overdrafts	373	409	450	498	583
Deferred net origination costs (fees)	(9)	40	79	133	229
Loans, gross	1,230,261	1,207,134	1,198,623	1,162,325	1,159,098
Less allowance for loan losses	4,112	4,126	4,046	4,016	3,603
Loans, net	$1,226,149	1,203,008	1,194,577	1,158,309	1,155,495

Total earning assets	$1,482,913	1,476,862	1,483,166	1,465,787	1,471,923
Total assets	1,642,012	1,632,387	1,636,927	1,620,299	1,631,442
Total deposits	1,357,959	1,347,857	1,300,919	1,371,023	1,380,884

	Three Months Ended					Six Months Ended
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Selected Balance Sheet Items, continued
Short-term borrowings	0	0	56,230	0	0
Long-term debt	41,986	42,982	47,032	23,079	27,085
Total shareholders’ equity	222,972	224,018	218,985	213,515	212,366
Equity to assets ratio	13.58%	13.72%	13.38%	13.18%	13.02%
Loans to deposits ratio	90.60%	89.56%	92.14%	84.78%	83.94%

Tangible common equity (TCE)	$159,702	160,488	155,197	149,398	147,705
Tangible common assets (TCA)	1,578,742	1,568,857	1,573,139	1,556,182	1,566,781
TCE/TCA	10.12%	10.23%	9.87%	9.60%	9.43%

Selected Average Balance Sheet Items
Cash and cash equivalents	$29,523	25,080	20,685	25,920	27,319	27,332	24,601
Debt and equity securities	249,954	266,081	291,433	304,112	306,366	257,972	310,007

Loans	$1,217,726	1,208,809	1,177,061	1,155,846	961,726	1,213,292	907,739
Less allowance for loan losses	4,088	4,074	4,016	3,622	4,245	4,081	3,825
Net loans	$1,213,638	1,204,735	1,173,045	1,152,224	957,481	1,209,211	903,914

Total earning assets	$1,479,225	1,480,634	1,471,650	1,465,510	1,276,176	1,479,924	1,223,733
Total assets	1,637,645	1,635,416	1,626,029	1,623,016	1,409,698	1,636,370	1,351,355
Total deposits	1,352,449	1,333,529	1,333,673	1,367,950	1,212,104	1,343,042	1,163,810
Short-term borrowings	243	23,235	36,348	1,833	3,491	11,675	8,759
Long-term debt	42,567	44,676	25,536	25,757	13,252	43,616	7,784
Total shareholders’ equity	224,203	221,470	215,739	214,769	170,077	222,844	160,123
Equity to assets ratio	13.69%	13.54%	13.27%	13.23%	12.06%	13.62%	11.85%
Loans to deposits ratio	90.04%	90.65%	88.26%	84.49%	79.34%	90.34%	78.00%

Asset Quality
Net charge-offs (recoveries)	$68	(185)	(68)	245	150	(117)	103
Other real estate owned	197	244	244	35	35	197	35

Non-accrual loans	2,962	2,845	2,951	2,603	4,065	2,962	4,065
Loans past due 90 days or more and still accruing	24	177	149	1	5	24	5
Total nonperforming loans	$2,986	3,022	3,100	2,604	4,070	2,986	4,070

Net charge-offs (recoveries) to average loans	0.02%	(0.06)%	(0.02)%	0.08%	0.06%	(0.02)%	0.02%
Allowance for loan losses to total loans	0.33%	0.34%	0.34%	0.35%	0.31%	0.33%	0.31%
Nonperforming loans to total loans	0.24%	0.25%	0.26%	0.22%	0.35%	0.24%	0.35%
Nonperforming assets to total assets	0.19%	0.20%	0.20%	0.16%	0.25%	0.19%	0.25%

Assets Under Management
LCNB Corp. total assets	$1,642,012	1,632,387	1,636,927	1,620,299	1,631,442
Trust and investments (fair value)	382,462	367,649	337,549	386,582	370,587
Mortgage loans serviced	88,444	89,049	97,685	115,647	114,536
Cash management	71,973	55,981	48,906	36,502	48,369
Brokerage accounts (fair value)	260,202	245,758	233,751	247,175	238,651
Total assets managed	$2,445,093	2,390,824	2,354,818	2,406,205	2,403,585

Non-GAAP Financial Measures
Net income	$4,728	4,627	5,193	4,201	2,738	9,355	5,451
Add: merger-related expenses, net of tax	16	53	148	274	710	69	1,331
Adjusted net income	$4,744	4,680	5,341	4,475	3,448	9,424	6,782
Basic adjusted earnings per share	0.36	0.36	0.41	0.34	0.31	0.71	0.64
Diluted adjusted earnings per share	0.36	0.36	0.41	0.34	0.31	0.71	0.64
Adjusted return on average assets	1.16%	1.16%	1.30%	1.09%	0.98%	1.16%	1.01%
Adjusted return on average equity	8.49%	8.57%	9.82%	8.27%	8.13%	8.53%	8.54%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	June 30, 2019 (Unaudited)	December 31, 2018
ASSETS:
Cash and due from banks	$17,234	18,310
Interest-bearing demand deposits	5,951	1,730
Total cash and cash equivalents	23,185	20,040
Interest-bearing time deposits	498	996
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,246	2,078
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	198,660	238,421
Debt securities, held-to-maturity, at cost	33,343	29,721
Federal Reserve Bank stock, at cost	4,652	4,653
Federal Home Loan Bank stock, at cost	5,203	4,845
Loans, net	1,226,149	1,194,577
Premises and equipment, net	33,013	32,627
Operating leases right of use asset	5,686	—
Goodwill	59,221	59,221
Core deposit and other intangibles	4,494	5,042
Bank owned life insurance	29,088	28,723
Other assets	14,475	13,884
TOTAL ASSETS	$1,642,012	1,636,927

LIABILITIES:
Deposits:
Noninterest-bearing	$335,474	322,571
Interest-bearing	1,022,485	978,348
Total deposits	1,357,959	1,300,919
Short-term borrowings	—	56,230
Long-term debt	41,986	47,032
Operating leases liability	5,615	—
Accrued interest and other liabilities	13,480	13,761
TOTAL LIABILITIES	1,419,040	1,417,942

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares at June 30, 2019 and December 31, 2018; issued 14,095,666 and 14,070,303 shares at June 30, 2019 and December 31, 2018, respectively	141,479	141,170
Retained earnings	99,400	94,547
Treasury shares at cost, 1,117,112 and 775,027 shares at June 30, 2019 and December 31, 2018	(17,854)	(12,013)
Accumulated other comprehensive loss, net of taxes	(53)	(4,719)
TOTAL SHAREHOLDERS' EQUITY	222,972	218,985
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,642,012	1,636,927

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
INTEREST INCOME:
Interest and fees on loans	$14,662	10,703	29,200	20,116
Dividends on equity securities with a readily determinable fair value	15	16	32	31
Dividends on equity securities without a readily determinable fair value	16	8	32	15
Interest on debt securities, taxable	933	934	1,802	1,865
Interest on debt securities, non-taxable	417	680	961	1,384
Other short-term investments	285	197	414	269
TOTAL INTEREST INCOME	16,328	12,538	32,441	23,680
INTEREST EXPENSE:
Interest on deposits	2,464	1,096	4,750	1,967
Interest on short-term borrowings	2	7	221	76
Interest on long-term debt	272	67	489	81
TOTAL INTEREST EXPENSE	2,738	1,170	5,460	2,124
NET INTEREST INCOME	13,590	11,368	26,981	21,556
PROVISION (CREDIT) FOR LOAN LOSSES	54	224	(51)	303
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	13,536	11,144	27,032	21,253
NON-INTEREST INCOME:
Fiduciary income	1,058	942	2,092	1,906
Service charges and fees on deposit accounts	1,497	1,426	2,805	2,731
Net gains (losses) on sales of debt securities	1	(1)	(17)	(1)
Bank owned life insurance income	183	182	365	368
Gains from sales of loans	64	97	93	119
Other operating income	195	145	432	304
TOTAL NON-INTEREST INCOME	2,998	2,791	5,770	5,427
NON-INTEREST EXPENSE:
Salaries and employee benefits	6,243	5,128	12,405	10,105
Equipment expenses	278	268	544	521
Occupancy expense, net	744	658	1,507	1,385
State financial institutions tax	436	296	874	599
Marketing	297	284	599	416
Amortization of intangibles	260	188	517	373
FDIC insurance premiums	112	99	238	198
Contracted services	475	391	939	706
Other real estate owned	48	1	51	3
Merger-related expenses	20	855	87	1,613
Other non-interest expense	1,920	2,543	3,772	4,341
TOTAL NON-INTEREST EXPENSE	10,833	10,711	21,533	20,260
INCOME BEFORE INCOME TAXES	5,701	3,224	11,269	6,420
PROVISION FOR INCOME TAXES	973	486	1,914	969
NET INCOME	$4,728	2,738	9,355	5,451

Dividends declared per common share	$0.17	0.16	0.34	0.32
Earnings per common share:
Basic	0.36	0.25	0.71	0.52
Diluted	0.36	0.25	0.71	0.52
Weighted average common shares outstanding:
Basic	13,192,691	11,099,485	13,237,909	10,563,030
Diluted	13,196,665	11,105,014	13,241,752	10,568,792

Contacts
LCNB Corp.
Eric J. Meilstrup, CEO, 800-344-BANK
Robert C. Haines II, Executive Vice President and CFO, 800-344-BANK